Exhibit (a)(3)


                       AMERICAN NATIONAL BANKSHARES INC.

            NOTICE OF GUARANTEED DELIVERY OF SHARES OF COMMON STOCK

         This form or a facsimile hereof must be used to accept the Offer (as defined below) if:

                  (a) certificates for shares of common stock, $1.00 par value per share (the "Shares"), of American National Bankshares Inc., a Virginia corporation (the "Company"), cannot be delivered to the Depositary prior to the Expiration Date (as defined in Section 1 of the Company's Offer to Purchase dated April 9, 1997 (the "Offer to Purchase")); or

                  (b) the procedure for book-entry transfer (set forth in Section 3 of the Offer to Purchase) cannot be completed on a timely basis; or

                  (c) the Letter of Transmittal (or a facsimile thereof) and all other required documents cannot be delivered to the Depositary prior to the Expiration Date.

         This form, properly completed and duly executed, may be delivered by hand, mail or facsimile transmission to the Depositary. See Section 3 of the Offer to Purchase. Shareholders may tender all or some of their Shares.

                  TO: AMERICAN NATIONAL BANK AND TRUST COMPANY

BY HAND:                 BY OVERNIGHT COURIER:     BY MAIL:
628 Main Street          628 Main Street           P. O. Box 191
Danville, Virginia 24541 Danville, Virginia 24541  Danville, Virginia 24543-0191

                         BY FACSIMILE:
                         (804) 792-1582

                         CONFIRM BY TELEPHONE:
                         (804) 773-2220


          DELIVERY OF THIS INSTRUMENT TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE OR TRANSMISSION OF INSTRUCTIONS VIA A FACSIMILE NUMBER OTHER THAN AS SET FORTH ABOVE DOES NOT CONSTITUTE A VALID DELIVERY.

          This form is not to be used to guarantee signatures. If a signature on a Letter of Transmittal is required to be guaranteed by an "Eligible Institution" under the instructions thereto, such signature guarantee must appear in the applicable space provided in the signature box on the Letter of Transmittal.

Ladies and Gentlemen:

          The undersigned hereby tenders to the Company at the price per Share indicated in this Notice of Guaranteed Delivery, upon the terms and subject to the conditions set forth in the Offer to Purchase and the related Letter of Transmittal (which together constitute the "Offer"), receipt of both of which is hereby acknowledged, __________________ Shares pursuant to the guaranteed delivery procedure set forth in Section 3 of the Offer to Purchase.

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                               CONDITIONAL TENDER
                (SEE INSTRUCTION 8 OF THE LETTER OF TRANSMITTAL)

[ ] check here if tender of Shares is conditional on the Company purchasing all or a minimum number of the tendered Shares and complete the following:

Minimum number of Shares to be sold:
                                    --------------------------------------------

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                                FIDUCIARY SHARES
                (SEE INSTRUCTION 8 OF THE LETTER OF TRANSMITTAL)

[ ] check here if undersigned is a fiduciary tendering Fiduciary Shares (defined in Instruction 8 of the Letter of Transmittal) subject to obtaining Fiduciary Approval (defined in Instruction 8 of the Letter of Transmittal)
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




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        PRICE (IN DOLLARS) PER SHARE AT WHICH SHARES ARE BEING TENDERED
                (SEE INSTRUCTION 5 OF THE LETTER OF TRANSMITTAL)

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                               CHECK ONLY ONE BOX

            IF MORE THAN ONE BOX IS CHECKED OR IF NO BOX IS CHECKED,
                      THERE IS NO PROPER TENDER OF SHARES

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                      SHARES TENDERED AT PRICE DETERMINED
                               BY TERMS OF OFFER

[ ] By checking this one box INSTEAD OF ONE OF THE PRICE BOXES BELOW, the shareholder hereby tenders Shares and indicates his or her willingness to accept the Purchase Price resulting from the modified Dutch Auction tender process under the terms of the Offer, resulting in the shareholder receiving a price per Share of as low as $25.00 or as high as $27.00.

                                       OR

               SHARES TENDERED AT PRICE DETERMINED BY SHAREHOLDER

By checking one of the boxes below INSTEAD OF THE BOX ABOVE, the shareholder hereby tenders Shares at the price checked below. This action could result in none of the shareholder's Shares being purchased if the Purchase Price for the Shares is less than the price checked.

Price (In Dollars) Per Share At Which Shares Are Being Tendered:

[ ]  $25.000    [ ]  $25.500     [ ]  $26.000     [ ]  $26.375     [ ]  $26.750
[ ]  $25.125    [ ]  $25.625     [ ]  $26.125     [ ]  $26.500     [ ]  $26.875
[ ]  $25.250    [ ]  $25.750     [ ]  $26.250     [ ]  $26.625     [ ]  $27.000
[ ]  $25.375    [ ]  $25.875


(SHAREHOLDERS WHO DESIRE TO TENDER SHARES AT MORE THAN ONE PRICE MUST COMPLETE A SEPARATE NOTICE OF GUARANTEED DELIVERY FOR EACH PRICE AT WHICH SHARES ARE TENDERED.)

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


         (Please type or print)                              SIGN HERE
      Certificate Nos. (if available):
                                                  ------------------------------
                                                          Signature(s)
-------------------------------------------
                                                  Dated:
                                                        -----------------------
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               Name(s)                            If Shares will be tendered by
                                                  book-entry transfer, check one
                                                  box and provide your account
                                                  number:

-------------------------------------------
[ ]            Address(es)                        The Depository Trust Company
[ ]                                               The Philadelphia Depository
                                                     Company

-------------------------------------------


-------------------------------------------
                                            Account Number:
                                                           ---------------------

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   Area code(s) and Telephone Number(s)


                                   GUARANTEE
                    (NOT TO BE USED FOR SIGNATURE GUARANTEE)

The undersigned is a member firm of a registered national securities exchange, a member of the National Association of Securities Dealers, Inc., or a commercial bank or trust company having an office, branch, or agency in the United States and represents that: (a) the above-named person(s) "own(s)" the Shares tendered hereby within the meaning of Rule 14e-4 promulgated under the Securities Exchange Act of 1934, as amended, and (b) such tender of Shares complies with such Rule 14e-4, and guarantees that the Depositary will receive (i) certificates of the Shares tendered hereby in proper form for transfer, or (ii) confirmation that the Shares tendered hereby have been delivered pursuant to the procedure for book-entry transfer (set forth in Section 3 of the Offer to Purchase) into the Depositary's account at the Book- Entry Transfer Facility, together with a properly completed and duly executed Letter of Transmittal (or facsimile thereof) and any other documents required by the Letter of Transmittal, all within three New York Stock Exchange trading days after the date the Depositary receives this Notice of Guaranteed Delivery.

Authorized Signature:                      Address:
                     ------------------            -----------------------------
Name:
     ----------------------------------    -------------------------------------
                     (Please Print)                         (Including Zip Code)

Title:                                     Area Code and Telephone Number:
      ---------------------------------                                   ------

Name of Firm:                              Date:                          , 1997
             --------------------------         --------------------------

DO NOT SEND STOCK CERTIFICATES WITH THIS FORM. YOUR STOCK CERTIFICATES MUST BE SENT WITH THE LETTER OF TRANSMITTAL.

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